UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                January 26, 2004


                            PORTLAND BREWING COMPANY
        (Exact name of small business issuer as specified in its charter)


             OREGON                                              93-0865997
  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)



        2730 NW 31ST AVENUE, PORTLAND, OREGON                   97210
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       (Address of principal executive offices)               (Zip Code)

                                 (503) 226-7623
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                 (Issuer's telephone number including area code)



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(Former name, former address and former fiscal year, if changed since last report)

               ITEM 5. - OTHER EVENTS AND REGULATION FD DISCLOSURE

               On January 26, 2004, Portland Brewing Company and Pyramid Breweries Inc. issued a joint press release announcing the sale of Portland Brewing Company's brewery and brewery-restaurant operations to Pyramid Breweries Inc. Attached as Exhibit 99.1 is a copy of that press release.

               Exhibit Number           Description
               --------------           -----------

               99.1                     Press release dated January 26, 2004.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       PORTLAND BREWING COMPANY



Date:        January 27, 2004                          /s/FREDERICK BOWMAN
                                                       ------------------------
                                                           Frederick Bowman
                                                              President